UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 4, 2014
Facebook, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35551	20-1665019
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 543-4800
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 6, 2014, Facebook, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on October 6, 2014, the Company closed its acquisition of WhatsApp Inc. ("WhatsApp"). This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of WhatsApp and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.
Item 9.01. Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired. The audited financial statements of WhatsApp for the years ended December 31, 2013 and 2012, are filed herewith as Exhibit 99.1. The unaudited financial statements of WhatsApp for the six months ended June 30, 2014, are filed herewith as Exhibit 99.2. The consent of Ernst & Young, LLP, WhatsApp's independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)    Pro forma financial information. The unaudited pro forma condensed combined financial information of the Company and WhatsApp for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014 are filed herewith as Exhibit 99.3.

(d)     Exhibits

Number	Description
23.1	Consent of Ernst & Young LLP, Independent Auditors of WhatsApp
99.1	Audited financial statements of WhatsApp for the years ended December 31, 2013 and 2012
99.2	Unaudited financial statements of WhatsApp for the six months ended June 30, 2014
99.3	Unaudited pro forma condensed combined financial information of the Company and WhatsApp for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date:	October 28, 2014	By:	/s/ Colin S. Stretch

Name: Colin S. Stretch
Title: Vice President, General Counsel,
and Secretary

EXHIBIT INDEX

Number	Description
23.1	Consent of Ernst & Young LLP, Independent Auditors of WhatsApp
99.1	Audited financial statements of WhatsApp for the years ended December 31, 2013 and 2012
99.2	Unaudited financial statements of WhatsApp for the six months ended June 30, 2014
99.3	Unaudited pro forma condensed combined financial information of the Company and WhatsApp for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014